UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2018

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 8, 2018, the Company held its Annual General Meeting of Shareholders (the “Annual Meeting”) in which shareholders voted on five proposals and casted their votes as described below. Details of proposals are described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 9, 2018. There were present at the Annual Meeting, in person or represented by proxy, holders of 23,893,185 Common Shares, constituting a quorum.

Proposal 1

The following seven directors were elected to serve on the Board of Directors of the Company (the “Board”) until the 2019 Annual General Meeting of Shareholders or until their respective successors have been duly elected, and qualified as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	16,947,336	634,820	4,561,174
Yueh-Se Ho	17,071,856	510,300	4,561,174
Lucas S. Chang	17,037,695	544,461	4,561,174
Robert I. Chen	17,040,305	541,851	4,561,174
King Owyang	16,490,096	1,092,060	4,561,174
Michael L. Pfeiffer	17,074,928	507,228	4,561,174
Michael J. Salameh	17,072,128	510,028	4,561,174

Proposal 2

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,227,563	350,743	3,850	4,561,174

Proposal 3

The Company’s shareholders approved the adoption of Alpha & Omega Semiconductor Limited 2018 Omnibus Incentive Plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,702,513	875,425	4,218	4,561,174

Proposal 4

The Company’s shareholders approved the adoption of Alpha & Omega Semiconductor Limited 2018 Employee Share Purchase Plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,399,840	178,115	4,201	4,561,174

Proposal 5

The Company’s shareholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm, and authorized the Company’s Board of Directors, acting through its audit committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2019, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,038,265	63,780	41,285	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018	Alpha and Omega Semiconductor Limited
	By:	/s/ Yifan Liang
Yifan Liang
Chief Financial Officer and Corporate Secretary